Exhibit 99.2

ceo perspecttive

steve Roell

Chairman and chief executive officer

Today’s Agenda

Business unit presentations

??Dave Myers

President, Building Efficiency

??Beda Bolzenius

President, Automotive Seating

— Break —??Bill Jackson

President, Automotive Electronics and Interiors

??Alex Molinaroli

President, Power Solutions

Financial outlook

??Bruce McDonald

Executive Vice President and Chief Financial Officer

??Questions and answers??12:30 – 1:30 lunch

Johnson Controls

World-class businesses

??Strong and balanced portfolio

– Diversification (business, geography, customer)

– Global market leadership

– Strong position in emerging markets

– Customer relationships / installed base

??Long-term market share gain

– Customer satisfaction

– Reputation for quality

– Technology and innovation

– Cost discipline

– Global presence

??Strategies focused on organic growth and ROIC improvements

2012 Sales*

Power Solutions

Building Efficiency

Automotive Experience

Asia/

ROW

Europe

North

America

Segment income

Power Solutions

Building Efficiency

Automotive Experience

*Does not include revenues from minority-owned joint ventures

Johnson Controls

A winning culture

??Customer satisfaction

– Anticipate needs

– Help them succeed

– Support and capitalize on their moves to new markets

??Experienced management team

– Adding management capacity and depth with talent from outside JCI

??Engaged workforce??History of overcoming macro issues

Johnson Controls

A compelling track record of profitable growth

Sales

($ billion)

$45 $40 $35 $30 $25 $20 $15 $10 $5 $0

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

Consecutive growth in 65 of last 66 years

Income

($ million)

$2,000 $1,800 $1,600 $1,400 $1,200 $1,000 $800 $600 $400 $200 $0

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

Consecutive growth in 22 of last 23 years

Entering 2013

A challenging macro environment

??Overarching market trends

– Weakening economy in Europe; no improvement in the near-term

– Slower growth in North America

??Industry outlook

– Global auto production

• North America – low single-digit growth

• China – continuing to grow

• Europe – challenging, potentially down double-digit

– Moderate improvement in North American battery aftermarket

– Global non-residential construction markets not expected to recover until 2014 or later

• China is the exception

Entering 2013

We expect our actions to drive meaningful margin improvement and improved returns

Why you should expect earnings improvements:

??Returns on M&A and capital investments

– Metals

– Fabric

– Vertical Integration

– AGM

??Improvements in operations

– Launch/operational issues in metals

– Interiors operational efficiency

??Expectation of normalized weather patterns (PS volumes and core prices)??Commodity costs??Restructuring savings??Pricing actions in Building Efficiency

Factors that will put pressure on earnings:

??European market conditions

??Slowdown in building activity –nonresidential and energy solutions

??Disruptions from supply base

??China slowdown

??A downturn in consumer confidence / buying psychology

??Tax rate

Entering 2013

Aligning Automotive Experience with market shifts

??OEs moving to component-level sourcing

– Seating assembly, metals, foam, trim increasingly sourced separately Action: Increased vertical integration capabilities and capacity

??Economic and competitive characteristics between seating, interiors, electronics are increasingly different

– Capital intensity

– Footprint

– Competitive landscape

– Commercial and operating strategies

Action: New organizational structure and financial reporting in fy 2013

• Seating, interiors, electronics

• Increases management capacity and focus

Entering 2013

Combined automotive backlog

Automotive Experience Backlog

2013—2015 $3.7B

Electronics

Interiors

Seating/Components

N.A.

Europe

Asia

Continuing to gain share

2013 -15 backlog include lower volume assumptions in Europe than in 2012-14 backlog

Reflects lost business due to financial hurdle rate discipline

9

Automotive Seating, Electronics, Interiors

Top new wins for the 2013 – 2015 period

Daimler & Renault Edison Platform

Europe

Complete Seat & Components

Chrysler

Next generation Jeep Liberty

North America

Complete Seat & Components

Honda Compact Car

Global Seating

Volkswagen Golf

China Complete Seat

BMW 7 Series

Europe

Electronics – Instrument cluster

Mazda Axela

Japan

Electronics – HMI Connectivity

Ford Edge

North America

Door panel assembly

Chrysler

Next generation Jeep Liberty

North America

Floor console / instrument panel

10

Automotive footprint in China

2102 Auto Experience sales including non-consolidated China JVs

Asia

Americas

Europe

Asia

Americas

Europe

2102 Auto Experience consolidated sales

10 additional plants currently planned

11

Committed to consistent strategic investments

Driving sustainable growth and improved profitability

$1.4B (est.)

Expansion, equipment, capabilities

Infrastructure

Maintenance

2013 Capital Expenditures

All of our businesses are focused on delivering returns greater than our cost of capital

??Reinvesting in the business to drive organic growth and margin expansion

– Advanced batteries: AGM and lithium

– Geographic expansion, particularly in Asia

– I.T. capital investments

– Automotive launches

Our long-term return target is unchanged

15% after-tax ROIC

12

2013 Strategic Review and Outlook

What to listen for today

??Consistent strategic themes across the business units

– Customer focus

– Quality focus

– Improving operational efficiencies

– Cost control

– Emerging markets

– Innovation

??Business unit priorities

– Building efficiency – gaining share, improving profitability and margins in a slower growth environment

– Automotive Seating –Metals improvement plan and achieving ROIC targets

– Automotive Electronics and Interiors – Focusing on value to the customer and improving operational efficiencies

– Power Solutions – Evolving view of advanced battery technology; expanding in emerging markets

13

2013 Strategic Review and Outlook

Confidence in our 2013 forecast

??Higher confidence in the macro-environment expectations than a year ago

– Greater consensus of industry expectations

– Realistic growth expectations, aligned with backlogs and pipeline

??Work streams in place to drive operational improvements

– More contingency planning

– Increased management capacity

??Competitive advantages intact

2013 vs. 2012

Based on the assumptions we are providing today….

??Slightly higher revenues??Slightly higher earnings??Positive cash flow

14

??Mr. Roell’s concluding slides after Q&A

15

Johnson Controls

Sales

($ billion)

$50 $45 $40 $35 $30 $25 $20 $15 $10 $5 $0

Income

($ million)

$2,000 $1,800 $1,600 $1,400 $1,200 $1,000 $800 $600 $400 $200 $0

*Estimated

16

Johnson Controls

Shareholder value

We are focused on delivering sustainable improvements in shareholder value

??JCI will outperform over the long term

– Growth faster than our underlying markets

– Improved margins across all our businesses

– Improved ROIC

??Attractive dividend yield; increasing payout ratio

We are confident that our 2013 strategic plan positions us to drive enhanced shareholder value over the long term

17

Johnson

Controls

Building Efficiency

Dave Myers

President, Building Efficiency

Johnson Controls

Building Efficiency Profile

??1 million+ customers

– increase energy efficiency – lower operating costs

??Local market presence

– 30,000+ customer-facing employees

– 5,000+ energy efficiency experts

2012 Revenues $14.7B

LA / ME

Asia

North America

Europe

Non-Residential

Residential

Service and recurring revenues

North

America

Global

New

Construction

Making buildings in 150+ countries more comfortable, safe & sustainable

2

Johnson Controls

Building Efficiency Vision

“Johnson Controls will be the global leader in building efficiency solutions. We will be a customer’s partner through the lifecycle of their buildings, delivering world-class energy and operational performance.”

3

Global business, local market presence

North America 20,000

Europe 3,250

Region (locations)

Asia 7,500

Middle East 250

Latin America 2,000

Where we are:

7 continents 700 branches 31 plants 3,600+ distributors

1 million+ customers served locally by employees in over 33,000 locations

4

Market outlook

Major trends

Integrated Design & Build Process to Improve Outcomes

Buildings Integrated with Electricity Grid

Global Construction Spending

Electricity Prices Impacted by Fuel Supply

Simple & Smart Equipment to Enable Integrated Building Technology

Legislation & Building Codes

5

Short-term market outlook

North America Europe

? Flat to minimal growth, ? Western: Moderate declines,

non-residential residential and non-

? Projected declines, residential

institutional ? Eastern: Moderate market

? Positive outlook, commercial growth

? Emerging growth, residential

Asia Middle East & Latin America

? Slow, continued growth, ? UAE and Saudi lead

residential and non- growth in ME

residential markets ? Brazil continues to expand

Source: McGraw Hill

6

Solid long-term market outlook

Construction

Strong growth projections 2015-2020

Developed markets reach 2008 levels in 2017 (date varies)

Recent AIA data suggests construction project work

ticking up

Energy Efficiency

Continued focus on reducing energy consumption provides excellent opportunities

Building Retrofits

Aging building infrastructure in developed economies will provide continued opportunities

Global Non-Residential

Construction

Indexed to 2008

4.0

3.5

3.0

2.5

2.0

1.5

1.0

0.5

0.0

2010 2015 2020

Asia

E. Europe ME LatAm

W. Europe North America

CAGR

FY11-16 FY16-20

10% 10% 6% 10% 2% 4%

10% 8% 9% 8% 4% 6%

National (Total) Architectural Billings Index 2006—2012

65.0

55.0

45.0

35.0 25.0

Increase in activity

Decrease in activity

Jan-06 Jan-07 Jan-08 Jan-09 Jan-10 Jan-11 Jan-12

Source: Global Insight, AIA

7

Strategic objectives

FY13 strategy summary

North

America

Emerging Markets

Margin Expansion

Technology

& Innovation

8

FY13 Strategy Summary

North America

North America

Meeting customer needs throughout their buildings’ lifecycles

North America

Customers We Serve Their Needs

Owners

Facility Directors

Contractors

Quick return on investment

Minimize operating expenses

Keep tenants happy and productive

Deliver the building environment

Improve utilization of constrained operating budget funds

Reduce deferred maintenance backlogs

Win new, profitable work

Deliver jobs on time and on budget

Resolve issues quickly to avoid escalation

Our customer focus enables us to capture increased construction & services market share

10

Complete building cycle solutions

Enhancing value for our North American customers

North America

Monitor building to pinpoint service opportunities

65% of lifecycle revenues

Attach service agreement to installed base

Building Lifecycle

Renew / feed the installed base

Linkage point

35% of lifecycle revenues

Combine equipment and controls with installation

We are the only player in the building efficiency industry positioned to deliver products and services linked throughout the building lifecycle

11

Complete building cycle solutions

Enhancing value for our North American customers

North America

Deliver energy efficient building upgrades through facility improvement measures

65% of lifecycle revenues

Deliver technical building services through our 4,000 truck-based service technicians

Building Lifecycle

Deliver industry-leading HVAC equipment and building controls

35% of lifecycle revenues

Utilize building-wide systems integration capabilities to ensure best building outcomes

12

FY13 Strategy Summary

Emerging Markets

Emerging markets

Driving growth by building the installed base

Emerging Markets

2012 Revenues

$14.7B

$11B

$3.7B

Asia

Security

$2.2B

Service

Systems

Middle East | $0.8B

Security

Service

Systems

Latin America | $0.7B

Security

Service

Systems

$USD (M) $2,500

$2,000 $1,500 $1,000 $500 $0

+14%

2009 2010 2011 2012

$USD (M) $1,000

$800 $600 $400 $200 $0

+18%

2009 2010 2011 2012

$USD (M)

$800

$600 $400 $200 $0

+11%

2009 2010 2011 2012

Growing installed base enables future pull-through of projects & services

14

Well positioned in China

The most important market in Asia

Emerging Markets

China Business by LOB (2012)

Controls

Distribution

Equipment

Service

China Revenue

1,400 1,200 1,000 800 600 400 200 0

+13%

2007 2008 2009 2010 2011 2012

China as a % of Asia

2007

2012

Rest of Asia

China

Rest of Asia

China

China accounts for over half of Asia’s revenue today

37 branches

Manufacturing facilities in Wuxi and Guangzhou

Asia Engineering Center in Wuxi

15

China

Key strategic initiatives

Emerging Markets

Expand core product / technology and service portfolio to address demand

Expand channels and increase third-party distribution to support mid-market growth

Build talent and scale to support long-term growth

Enhance infrastructure and capabilities to support growth

1. Talent

Acquisition

4. Talent Retention

Talent

Management

2. Talent Integration

3. Talent Development

16

FY13 Strategy Summary

Margin Expansion

Continued healthy margin expansion in 2012

2012 Margin Expansion

Margin Expansion

ROS

Increased 70 bps year-over-year

SG&A

Aggressive reduction plan implemented

Europe SG&A

Actions to significantly lower 2013 costs vs. 2012

UPG

Lowered break-even point

North

America

Pricing and business model changes in Energy Solutions and Services

18

Key strategic initiatives

Executed to drive increased profitability

Margin Expansion

Productivity

? Continuous

Improvement

? Integrated

Operations

Field Execution

??Ensuring we are executing to committed margin levels??Leveraging scale for best quality/cost??Simplification of field processes and deployment of automation

Pricing

? Driving select pricing

opportunities in every

business

? Enhanced value

propositions focused

on outcomes

These initiatives enable us to continue investment in growth opportunities and deliver 50 bps ROS expansion annually over the mid-term

19

FY13 Strategy Summary

Technology & Innovation

Complex / developed markets

Addressing customer needs through technology & innovation

Technology & Innovation

Customer Requirements

??Optimized building conditions??Competitive first cost that meets performance requirements??Simplified facility management??Ensuring assets are performing as expected

Winning technology

York Chiller Solutions wins top industry awards

Panoptix® solution receives Edison Award for innovation and best new product

Key Technologies to Compete

??Panoptix Energy Management + Technology-enabled Services

- Enhanced visibility to building performance helps identify improvement opportunities

Smart Equipment

- Lowering cost of installation by moving field work to the factory

Extension of YMC2 Chiller line

- Addressing energy, sustainability, sound and up-time

Building Optimization

- Identifying costly issues before they become a problem

Global Security

- Integration enabling platforms for customers

21

First-cost / emerging markets

Addressing customer needs through technology & innovation

Technology & Innovation

Customer Requirements

??Attractive first-cost and expandability to support me as I grow

??Simple features that do not require specialized set-up and operational capabilities

??Easy to specify / select

??Simple, low-cost building automation systems

Key Technologies to Compete

??Low-cost controls

- First cost is a primary focus in emerging markets

??Variable Refrigerant Flow (VRF)

- VRF continues rapid growth in all regions of the world

??Variable Water Flow (VWF)

- Provides a lower cost to operate without pumping refrigerant through the building

??Heat pumps + Mechanical Heating

- Heating is the primary HVAC concern in many geographies

??Absorption Chillers

- Large-scale cooling and heating applications require largest tonnage equipment

22

Building Efficiency

Positioned for future growth

Key drivers

??Strong customer focus

??Large global markets with attractive long-term growth potential

??Unique combination of products and services across the building lifecycle

??Leading position in key markets across the globe

??Global presence to serve customers locally

Resulting in profitable growth

Johnson Controls

Automotive Seating

Beda Bolzenius

President, Automotive Seating

Automotive Seating

Key highlights

Leading global provider of automotive complete seats and seating components

??Global presence

??Diversified customer and product portfolio

??Vertical integration of components across all vehicle segments??Established market leader in rapidly emerging Chinese market??Investing in technology and advanced development??Progressing long-term strategy of building customer value and profitable growth by transforming into a technology company

2012 Sales

$ 15.9 B*

Asia

Americas

Europe

12%

45%

44%

Seating

Components

Complete Seating

16%

84%

*	Excludes $ 5.1B unconsolidated sales
2

Automotive Seating

Our Mission and Strategic Framework

“Exceeding the increasing expectations of our customers by delivering sustainable value as the world-class global provider of automotive seating components, modules and systems.”

Three pillars of our strategic framework:

Customer Excellence

& Profitable Growth

CREATING VALUE

by enhancing our technology portfolio

DELIVERING

VALUE

through product and process excellence

SUSTAINING VALUE

through standardization and complexity reduction

Organizational Capacity

(People & Cultural Excellence)

Increase mid-term profitability to 7–8%

3

Automotive Seating

The global leader in automotive seating and seat components

Complete Seat

Johnson Controls

Lear

Faurecia

Toyota Boshoku

28%

Foam

Johnson Controls

Woodbridge

Lear

Bridgestone

27%

Metals & Mechanisms

Johnson Controls Faurecia

Lear

Brose

23%

Cut & Sew

Johnson Controls

Lear Faurecia Prevent

28%

Fabrics

Johnson Controls

Toyota Boshoku

Lear

Aunde

11%

Global Market Shares 2012 (including China) Source: internal estimates

4

Automotive Seating

2012 Accomplishments

Major business and strategy achievements

??$3.2B of awarded business in Automotive Seating*??16 successfully managed seating launches in China??Seven supplier and innovation awards??Integration of components acquisitions ??Progress in technology and advanced development

ÖkoGlobe Award 2012

ÖkoGlobe Award 2012

“Resources, Materials and Process Optimization” for Johnson Controls„

ComfortThin seat

*including non-consolidated JVs in China

5

Automotive Seating
Incremental sales backlog 2013 – 2015

- Consistently strong backlog in complete seating and increased components backlog
- Continued strong growth in China, in particular with European premium OEMs
- Backlog alignment with profit targets
- Selective approach to new targeted business

Incremental Sales Backlog 2013-2015:
$ 2.7 Billion

By region



25%
8%
67%

By product



21%
79%

- Europe
- Asia
- N. America

- Complete Seating
- Seating Components

including $1.9B of non-consolidated sales (@ 100%)

Business awards (examples):



Daimler & Renault Edison Platform
Europe
Complete Seat & Components



Chrysler Next generation Jeep Liberty
North America
Complete Seat & Components

Honda Compact Car
Global
Seating



Volkswagen Golf
China
Complete Seat

6

Automotive Seating

OEM & Industry Trends

Leading global provider of automotive complete seats and seating components

??Global presence

??Diversified customer and product portfolio

??Vertical integration of components across all vehicle segments??Established market leader in rapidly emerging Chinese market??Investing in technology and advanced development??Progressing long-term strategy of building customer value and profitable growth by transforming into a technology company

Global Light Vehicle Production (in Cy)

Global HIS, December 2012

By 2017, more than 50% of global

Production will be in BRIC Markets.

CAGR

4.4%

79.4 98.3

2012F 2017F

7

Automotive Seating

2012 has been a year of challenges

Our organization was strained by internal challenges …

Rapid emergence from 2009 automotive crisis after restructuring ??Record number of launches in 2011/12??Metals programs

… which had negative impact on organizational efficiency and effectiveness

1Internal quality 2Launch performance 3Operational efficiency

Robust initiatives have been put in place for sustainable improvement of operational excellence

8

Automotive Seating

Initiatives for sustainable improvement of operational excellence

1	Quality Transformation Program (QTP)

??Program includes three dimensions:

1. Containment and Corrective Actions

2. Sustainability and Transformation

3. Total Quality Company

??Leading indicators demonstrate significant improvement??Continue to improve process and product robustness (e.g. design for manufacturing) for smooth upcoming launches

Automotive Seating

Initiatives for sustainable improvement of operational excellence

2	Launch Performance Improvement

??Excellence in Program Execution (EPE) driving significant improvements, e.g.

– On-time staffing of simultaneous development teams (SDT)

– On-time sourcing

– Cross-functional executive launch reviews in plants

??Development of Program Management University (PMU)??Build an Enterprise Program Management System (EPMS) further developing organizational capacity

Automotive Seating

Initiatives for sustainable improvement of operational excellence

3	Operational Efficiency: Metals transformatio program STEP

Characteristics of Metals Business:

??Technology-driven business model

??Capital-intensive business with high barriers to entry??Limited number of competitors – none with our established global reach??Significant economies of scale??Technical expertise and know how??Long-term product strategy planning and cycles??High product complexity

Solidifying our performance in metals via STEP* transformation program

Our discussion today

Manufacturing

Material Best Practice Sourcing

(MBBP)

Launch/Program

Development

Improvement

Commercial

Optimization

Engineering

Excellence

Metals transformation program STEP

Workstream 1: Manufacturing

Manufacturing

The manufacturing workstream focuses on major initiatives to improve production processes and leverage product and footprint synergies

Production Processes

Product Synergies

Footprint

Share best practice processes across plants Address cost of poor quality in individual programs

Leverage lower cost, better performance components Improve Design-for-Manufacturing

Shift labor-intensive processes to low-cost countries

Capitalize on synergy opportunities in Western Europe footprint Core competence plant focus

Track manufacturing

Stamped track profiles

Metals transformation program STEP

Workstream 2: Purchasing – Material Best Practice Sourcing (MBBP)

Material Best Practice Sourcing (MBBP)

The MBBP workstream drives risk mitigation and cost advantages via supply base concentration and shift to a competitive supplier footprint

Low-cost country

Supply Base Consolidation

Strategic Partners

Shift 50% of supply base for selected commodities to Eastern Europe by FY?14

Develop local supply base (e.g. stamping) in Mexico Localize majority of steel buy in each region

Reduce stamping supply base by >70% Reduce fine blanking supply base by >40%

Apply MBBP cost benchmark approach to fact-based supplier selection Identify long-term strategic partners by commodity Agree on multi-year benchmark gap closure plans

Metal transformation program STEP

Our target is to reach ~5% ROS in FY14

Automotive Seating

External factors challenge seating market

The automotive industry is facing new macroeconomic headwinds in 2013:

Eurozone uncertainty impacting regional and global markets

Declining OEM margins

Overcapacities in vehicle manufacturing plants in Europe

Distressed supply base

High inflation in South-America

European contingency plan

Restructuring charge to address European market softness:

Rightsizing of European operations

– SG&A reduction

– Further engineering shift to low-cost countries

– Selective footprint optimization

Smart and selective approach to avoid disruptions or negative long-term impact Scenario Planning to anticipate further development Precautionary measures are in addition to ongoing structural cost improvement

European light vehicle production volume development

Source: Johnson Controls industry estimates

Date of estimate:

Apr. 2012 Dec. 2012 Current Trend

20.0

18.6

15.6

17.5

17.9

17.6

16.9

16.6

16.1

-11%

-8.3%

18.1

19.5

20.8 20.6

20.2

2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017

*)Europe excl. Russia

Automotive Seating

Long-term strategies to achieve profitable growth

Progressing on our long-term strategy of transforming into a technology company

Vertical integration in an environment with high barriers to entry

Differentiation via USPs

Competitive advantage built on value

Protect advantage by expertise and process excellence

Technology & Advanced Development

Growth markets expansion with state-of-the-art products and processes

Provide customer value and profitable growth through product and process excellence and transforming into a technology company with agile global capabilities

Long-term strategies to achieve profitable growth

Vertical integration and product & process excellence

Metals:

“Best-of-breed” portfolio

Modularization and standardization Complexity reduction Design for manufacturing

Trim:

Integrated innovation between fabrics and cut & sew Best business practice standards globally

Increased product quality via fabrics “trimability” know-how

Foam:

Global standard for process technology Expertise in occupant comfort

Leverage components expertise for complete seat systems synergies

Long-term strategies to achieve profitable growth

Technology & Advanced Development

Science based approach delivers new lightweight solutions

Technology domains

Seat Systems

Innovative Complete Seat system solution that includes non-automotive technologies (bedding springs) Foam Solutions Effective weight improvement while keeping up with performance level Trim & Fabrics Differentiating ink and process technologies to adapt individual consumer needs

Long-term strategies to achieve profitable growth

Growth markets expansion

Solidifying our substantial leadership position in China

Partnership is the foundation of our China strategy, supplying almost every OEM

Our Capabilities:

56 plants in 25 locations; 10 new seating plants currently planned Engineering with full development capabilities

– 800 engineers

– 8 Technical Centers

State-of-the art product & process competence Intensifying vertical integration with a partly wholly-owned approach:

– Metals and Mechanisms

– Trim/fabrics

– Foam

Automotive Seating

Summary

Challenges being addressed by robust transformation and restructuring initiatives in

FY?13 and FY?14, in particular in Europe

Simultaneously, we are progressing on our long-term strategy of building customer value and profitable growth by transforming into a technology company

Customer Excellence

& Profitable Growth

CREATING VALUE

by enhancing our technology portfolio

DELIVERING VALUE

through product and process excellence

SUSTAINING VALUE

through standardization and complexity reduction

Organizational Capacity

(People & Cultural Excellence)

Increase mid-term profitability to 7–8%

Johnson

Controls

Automotive Electronics and Interiors

Bill Jackson

President, Automotive Electronics and Interiors

We are one of the leading global suppliers in this industry, by 2014 Asia will represent a substantially more significant slice of our total portfolio

Leading global supplier of automotive electronics and interiors

Global presence with good geographic balance

Diverse customer base and product portfolio

Market leading product and process capabilities in interiors

Strong and growing capabilities in driver interaction electronics

Over 50 plants worldwide; tech centers in all major automotive hubs

2012 Sales: $5.5 Billion1

Projected to grow to 22% by 2014

Asia

14%

42%

44%

Europe

Americas

1: Excludes unconsolidated JVs

2

JCI’s Electronics & Interiors business competes in 10 product segments

Overhead Console

Headliner

Visor

Instrument Panel

Driver Information

Body Electronics

Infotainment

Specialty & Other

Door Panel

Floor Console

2012 Sales: $5.5 Billion1

Electronics

Interiors

25%

75%

1: Excludes unconsolidated JVs

3

Continued growth in interiors as a key, differentiating influence on consumers purchase decision has only strengthened the fundamentals of the business

Interior design is one of the top 5 drivers of model preference for consumers

Top Reason for Vehicle Rejection

2012 J.D. Power Survey

Rank Reason % of Respondents

1

2

3

4

5

Exterior Styling Purchase Price Reliability/Quality

Interior Design

Online Reviews

35% 22% 19%

18%

15%

4

Today, there are only a handful of suppliers with the requisite capabilities to meet rising OE demands for interiors differentiation … we are one of them

Europe, North America, IP/DP/FC Merchant Market

2010 Estimated Revenue ($B)

Entry barriers are high

? Capital

? Process know-how and deep engineering capabilities? OEM relationships? Ability to credibly bear risks associated with program delivery, volume and engineering

5

Seamless integration of electronics into interiors design is becoming a critical element of differentiation


Driver Interaction Electronics Landscape
Display / (Touch)
Head-up display
Mobile device
Smart Phones:
Tablets:
Music devices:
The Cloud
PANDORA
Google
aha
Cluster
RSE Display
Sensors/cameras
Lane departure warning
Park Assist
Blind Spot Detection
Distance Warning
Drowsiness Monitor
Night Vision
Adaptive Cruise Control
Body control module
Power seats, trunk, doors
Tire Pressure Monitoring System
Electric mirrors
Window lift
Electric sunroof
Remote keyless entry
Controller
Center stack with Infotainment Headunit
Navigation 3D and HD Traffic
Connectivity/Handsfree
Voice recognition
Telematics /cloud services
Radio (tuner)
Audio (amplifier and speakers)
Music and Video playback

6

Johnson Controls

We are currently well positioned in clusters, and displays ….

Estimated Electronics Market Share

Global Market Share

Other

Competitor 8 Competitor 7 Competitor 6 Competitor 5 Competitor 4 Competitor 3

Competitor 2

Competitor 1 JCI

9%

25%

14%

Instrument Displays Head-Up Clusters Display

Strong #4 #1 #3

Note: Competitor 1 – 8 are the top 8 competitors in each region and are not necessarily the same competitors across regions

Entry barriers are high

Engineering and innovation capabilities Strong partnerships with content / technology providers and the supply base OEM relationships Ability to credibly bear risks associated with program delivery, volume and engineering

7

… and are building-out our driver information and infotainment positions to prepare for the increasing integration of these functions

Distributed today Integrated 2015

Driver Information

Head up Display

Infotainment

Cluster with Display

Infotainment Display

Infotainment Head Unit

ADAS

Connectivity

Real Seat

Entertainment

Driver Information

Head up Display

Cluster with Display

ADAS

Cluster with Display

Infotainment

Infotainment Display

Infotainment Head Unit

8

Innovation helps narrow the playing field further and we have been relatively successful

Market Trends



Innovation platforms

High Quality at Lower Cost
(incl Emerging Markets product offerings, standards)

Greener & Healthier World
Light weight vehicle for CO_2/fuel consumption reduction

Always Connected
Connected cars & safe, easy to use HMI

Enhanced Enduser Experience
Comfort, wellness, features, ambiance, personalizatio

Need for Speed
Consumer electronics, first -to-market in general

Innovations Sold Last Year
Back Injected Door
Groove Lamination
Low mass EcoCor
Aluminum Tooling
i Skin Tambour Door
Wireless Power/Charging
Starlight HL
Cite Lite

9

Johnson Controls

But innovation is no more than table stakes to play winning in this industry requires cost leadership

Innovations don’t earn consistent premium….

Our customers are cost driven and that will not change

Price is the main driver of winning business

They work to develop product offerings from competitors that can effectively substitute with similar look and feel or equivalent functionally

Innovations are rapidly copied…

…And customers facilitate innovation transfer across suppliers

As a result, no competitor can expect to earn a consistent premium from innovation

…making it a cost game

Lowest total cost positions are derived from: The right designs at the right costs The right production model The right manufacturing and sourcing footprint The right supply base anchored by appropriate supplier relationships Effective, efficient and repeatable operations Strong processes JCMS, SDT and S&OP

10

Much of our current business is in good shape…

North America Interiors:

While earning reasonable returns today, we are undertaking restructuring actions to improve returns to our desired rates

Asia Interiors:

Has historically earned strong returns; need to continue to drive efficiencies to maintain margins while growing business

Electronics:

Very strong returns especially in North America; focused on growing the business to an at scale position

Restructuring two plants and dense packing

Fixing a few under performing plants

Lowering SG&A

Moving to a different purchasing model

Expanding our Southern US and Mexican footprint

Solid returns on all our Joint Ventures

Facing near term margin pressure due to launch costs

We need to protect profit margins:

Change LTA expectations in a slowing market

Thoughtful vertical integration to enhance margins

Grow the core Driver Information business

Establish a solid position in the Infotainment market

Expand the Specialty Products portfolio

Accelerate our growth in China and India

Build a globally competitive footprint

11

…but some programs are not, particularly in Europe. The worst performing programs are a profit problem and we are focused on fixing them

Program 1

Loses $9 million per year

Program 2

Loses $19 million per year

Program 3

Will lose $11 million per year

Program 4

Increased engineering costs

Program 5

Loses $8 million per year

We have rights to cancel our contract and have initiated this process

Customer requesting higher volumes than contractually agreed

We are working with the customer to resolve and improving our scrap issues

Program bid and won based on supply from one plant, but was switched to another plant to resolve a labor dispute

We have four initiatives to improve this program

Launch issues with a electronic design

Fixes are being worked and accepted by the customer

We are cost disadvantaged relative to market price

We are working to have the program re sourced

12

We also need to restructure Interiors in Europe

Taking near term actions to address volume reductions

Western European FY’13 volume forecast to be more than 8% lower than FY’11

Further exacerbating issues with excess industry capacity

We have taken one wave of restructuring actions and are in the process of a second wave

In total, we expect to achieve $27 M in run rate savings as a result of these actions

Creating a structurally advantaged production footprint for the future

Current Interiors Europe Revenue Distribution

Future Interiors Europe Revenue Distribution

10%

90%

30%

70%

DIRECTIONAL

Western Europe Eastern Europe

Western Europe Eastern Europe

13

For programs in pre production phases, we are making good progress on protecting margins and delivering flawless launches

Launch Program ROS Progress

July September 2012

July August September

Current

Roadmap

Program Controls are in Control

All programs are in being managed in Metrix, our financial and change management system

All costing is done at realistic rates

Monthly regional reviews and program deep dives have been established

A Sales and Operations Planning process is being deployed

14

In part by refocusing on operational excellence at our plants

Interiors North America Plant Performance

October 2012, Aggregate KPI

PERFORMING

CHALLENGED

CRITICAL

2.7

2.3

2.3

2.3

2.3

2.3

2.2

2.2

2.0

2.0

1.8

1.7

1.7

1.6

1.6

1.5

1.2

1.2

1.2

1.2

1.0

1.0

0.9

0.9

0.4

0.3

Moving Plants to “Performing”

Our resources are focused on fixing the

“Critical” plants

The value is in fixing the lowest performing plants

Across our network of over 50 plants, we have 8 low performing plants We have SWAT teams in place in 3 of the most “Critical” plants

Glide paths have been established to move plants to “Performing” on both financial and operational metrics

15

By executing this plan, Interiors can be a 5% ROS business by 2015

Interiors Return on Sales Key Drivers

0% ROS

(0.5%)

2012

Program Plant Supply SG&A & Structural LTAs, Material 2015

Profitability Performance Base Engineering Changes & Labor

Economics

Analyst Day

December 19, 2012

16

To be sustainable, we have to fix the model we use to manage the business

TBL RFP Award Launch EOP

Create Advantage Capture Advantage Execute

Decisions outside of the Optimizing within the

program program Executing the program

Innovation Aligned PLUS JCMS and Ops Culture

Human Resources Pricing Launch Readiness

Development Change Management Flawless Execution

Capital Management Shared Designs Right Capital

Operations Structure Product and Process BBP, CI and Roadmaps

Supply Base Continuous Improvement Quality and Safety

Process Discipline SDT Culture

Management Cadence

17

And build our bench in the four most critical leadership roles

Critical Leadership Roles Plant Manager Program Manager Chief Engineer

Account Financial Manager

Actions to Reinforce Critical Roles

Identify success factors – core competencies Assess talent against success factors Identify gaps in quality and quantity Close quality gaps through competency development programs Close quantity gaps through internal redeployment or if necessary external recruiting Build talent pipelines to ensure a sustainable source of talent

18

Our near term agenda has two priorities: improving financial performance and establishing the operation model to manage the business

Drive margin improvement and overall financial performance

In process on a set of structural changes (portfolio rationalization, footprint shifts)

Expand our footprint in certain markets

Improve engineering performance in Electronics

Focus on near term opportunities

Program profitability

Supplier structure and location

Plant performance

SG&A

Move Interiors to a regional operating model and strengthen the CBU role from phase 2 5

Re enforce Electronics as a set of product businesses

Redefine how Innovation and Commercialization is accomplished

Continue to build Asia for both Electronics and Interiors

Complete the operating model

19

Power Solutions

Alex Molinaroli

Vice President & President, Power Solutions

2012 Sales: 26% $5.9B

Power Solutions 5%

World’s largest provider of battery power solutions for vehicles

World class customer base in the automotive aftermarket Original equipment (OE) batteries for the top automakers worldwide Leader in advanced battery technologies

Advanced Lead Acid for Start Stop vehicles

First to market provider of Li Ion batteries for hybrid applications

30 manufacturing facilities 36% global market share

Asia, 9%

Europe, 34%

Americas, 57%

Uniquely a global provider of vehicle energy storage solutions

2

Power Solutions

Positioned for growth with unique capabilities and relationships

Long Term Relationships with Strategic Customers

GLOBAL FOOTPRINT

Start Stop Leader

Market leading lead acid and AGM technology

Significant growth segment starting in Europe

Capacity investments in Europe,

North America, & China

Vertical Integration

Largest global battery recycler 500 metric tons annually

Poly, separator, grid and bushing manufacturing

Leader in cost and quality

Li Ion Leadership

Leading provider of automotive lithium ion batteries and systems

Developing next generation Micro

Hybrid products

First Li ion batteries for automotive mass production.

Meadowbrook plant, Holland, MI

Technology Partnerships

Universities, National Labs

Strategic R&D Partners

3

Power Solutions Roadmap for growth

Leveraging our competitive strengths…

…for aggressive investments across diversified growth platforms.

2000 2012 2017

TECHNOLOGY

EMERGING MARKETS COMPONENTS CORE

ORGANIZATIONAL CAPACITY

4

Market drivers

Government regulations drive fuel economy improvements

Europe

– 10% improvement by 2015

– Proposed 40% increase beyond

2015 levels by 2020

United States

– 10% increase by 2016

– Planned 65% improvement by

2025

China regulatory policy likely to

become more stringent

MPG Targets* 2012 2016 2020 2025

38 43 58 58

33 36 43 55

36 37 39 39

• Targets represent fleet averages. European and China targets converted to MPG equivalent s from CO2 emissions

Regulations are forcing automakers to employ new technologies

5

Market driver implications

A spectrum of powertrains

Starter batteries (SLI) Start Stop (12V) Micro Hybrid (48V/12V) Mild and full hybrids (HEV) PHEV / EV

Emerging powertrains require a diverse set of energy storage technologies

6

Start-Stop opportunity
Strategically investing for growth

Start-Stop forecast – New vehicles

Source: IHS, November 2012


11M
2012
33M
2017

- 26% CAGR in Start-Stop new vehicle sales through 2017
- End-consumers confirm high satisfaction with Start-Stop vehicles and willingness to pay for increased fuel economy
- AGM batteries remain leading technology for Start-Stop vehicles

JCI AGM capacity expansion


N. America
+314%
2012 2017
Europe
+53%
2012 2017
China
2012 2017

- Incumbent market leader with strategic OE customers in Europe
- Applying technology and best practice manufacturing globally
- Installed capacity and launched VARTA® Start-Stop Service Program to support growing aftermarket

Maintain market leadership in Start-Stop by pacing investments to growth in demand

7

Johnson Controls

Technology options across the full spectrum

Emerging opportunity positioned between start stop and mild hybrids

MICRO HYBRID

Micro Hybrid applications will require a “non lead acid” energy storage solution

June 2011 Johnson Controls analyst presentation

8

Micro Hybrid energy storage development

Technology roadmap tied to evolving vehicle architecture

Micro Hybrid

Vehicle Architecture

Vehicle Evolution

2016 → **2020+**

Integrated starter/generator

- Dual power net and Power conversion (48V → 12V)
- Accessory electrification (electric power steering, boost, ...)

- Load migration to 48V
- System reliability

ESS Development Path

Dual Energy Storage System (ESS)	Optimized Dual ESS	Single ESS
12V Lead-acid ■ Cold-cranking ■ Key-off loads **48V Li-Ion** ■ Boost / regeneration	**12V Lead-acid** ■ Key-off loads **48V Li-Ion** ■ Boost / regeneration ■ **Cold-cranking**	**48V Li-Ion – optimized** ■ Boost / regeneration ■ Cold-cranking ■ **Key-off loads**

9

Johnson Controls

Vehicle energy storage market

Extensive technology opportunity

Total market opportunity (by revenue)

OE and Aftermarket $81B

xEV

$53B

$26B Internal

Combustion

Engine (ICE)

2012 2017 2020

Legend

Powertrain ICE Start Stop Micro Hybrid HEV PHEV & EV

By 2017 over 1/2 of all new vehicles (OE) will be Start Stop

By 2020 over 2/3 of all new vehicles (OE) will be Start Stop or Micro Hybrid

Emerging micro hybrid opportunity will further delay hybrid and electric vehicle mass adoption

10

Emerging market opportunity

2020 passenger vehicle battery market potential (OE + Aftermarket)

Americas EMEA Asia

Russia

Canada

W. Pol

Europe

Ukraine

United S. Korea

Iran

States na Japan

Turk

co

India

Saudi Arabia

Thailand

Malaysia

Indonesia

Brazil

South Africa

Argentina

Emerging: 53M 65M 165M

Total Units: 147M 143M 225M

Source: Booz, CSM, JCI Analysis

11

China opportunity

Compelling market opportunity

Demand Today

(2011)

Northern China

13 M units

Eastern China 18M units

Western China

8 M units

Southern China

6 M units

Planned manufacturing site

Current manufacturing site

111 119 OE 101

Aftermarket 92 37

83 34

73 32

64 30

58 28

52 25

45 19 22

17 82

15 77 69 62 55

43 48

34 38 30

2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

Strong market growth driven by rapidly emerging aftermarket

12

China
Investing for market leadership



Tianjin
SOP 2015: 6M units
Changxing
SOP 2011: 8M units
Chongqing
SOP 2013: 6M units





China Growth Strategy



Original Equipment
- Strong relationships with global automakers
- Expand position with regional OE manufacturers



VARTA

- Advanced batteries for Start-Stop and xEV applications

Aftermarket



- Expand distribution channels in line with capacity additions
- Initial focus on East & West Central regions
- VARTA® brand
- PowerFrame® technology

Growth Objective: 30M Units by 2018 ~28% Market Share

13

Johnson Controls

Lead landscape

Industry drivers and portfolio positioning

Closed Loop Vertical

Environmental Distribution Integration Garcia

standards driving capital

investment

50% self

Infrastructure

and processes sufficiency Cienega

in N. America

to recover capacity

Regional supply/ and leader with

demand imbalances manage new facilities

spent ramping up Florence

driving price volatility batteries

Lead Large global portfolio

Consolidation and Procurement in overcapacity market

integration across mining,

storage and trading

Leveraging vertical integration and portfolio diversity

14

Power Solutions

Margin drivers

Shifting product mix with increasing

penetration of AGM technology

Vertical integration

– Lead recycling

– Poly containers

– Other key components

Aftermarket growth in Europe

Growth in China

Strong aftermarket brands

New facility launches

– North America recycling facilities

– Chinese battery plants

15

Power Solutions

Positioned for leadership and growth

Accelerating market dynamics – expanding opportunity

Unprecedented changes in energy storage technologies being driven by increasing fuel economy regulations

Continued emerging market growth, anchored by China

Power Solutions positioned for leadership – today and tomorrow

Unique competitive advantages: industry benchmark quality, cost, productivity and scale

Consistent performance with a history of success

Technology portfolio leadership: from basic and advanced lead acid to Li Ion chemistries

Customer centered organization with a global execution capability

A diverse set of growth platforms

Advancing our vertical integration strategies through our Components Group structure

Aggressively commercializing new Lead Acid and Li Ion technologies

Over $1 billion planned investment in China

Continued investment to develop technology and build capacity

16

Johnson Controls

Financial Outlook

Bruce McDonald

Executive Vice President and Chief Financial Officer

Fiscal 2013 key assumptions

Automotive build* 2013*

North America 15.5m up 3%

Europe 18.2m down 7%

China 19.8m up 8%

Construction spending

Non residential U.S. flat

Non residential Europe flat

Non residential Asia +5%

* October 1, 2012 to September 30th, 2013

2

Fiscal 2013 key assumptions

Euro Commodities

$1.30 in 2013 Minimal exposure

Copper hedges

Tax rate – Economics indexing in Automotive

Experience

20% in 2013 (vs. 18.1% in 2012)

Lead at $2,200/MT

– Shift in geographic profitability

– 2012 average $2,007/MT

3

Fiscal 2013 outlook

Consolidated net sales Higher vehicle production in North America, lower in Europe

Approx $43.5B (up 3%- 4%) Growth in emerging markets across all three businesses

Segment income

+10%

EPS Cost savings initiatives

Approx $2.60 – $2.70 Improved Automotive Seating operational efficiencies

Benefits from restructuring actions

Net financing charges Modestly higher average debt levels

Approx $255 million

Capital expenditures Capacity expansion in emerging markets

Approx $1.4 billion Vertical integration and AGM capacity expansion in Power Solutions

Automotive new business launches

Net debt-to-capitalization Capacity to invest in growth initiatives and strategic acquisitions

Approx 27%

Free cash flow Strong free cash flow to fund capital expenditures, M&A and dividend

Approx $1.2B payments

*	Excluding one-time items
4

Quarterly EPS Trends

First half vs. second half forecast

First half

Flat/ lower revenue

– Weakness in Europe

– Low business confidence

– Currency headwinds

Slowing emerging markets

Non-qualified restructuring costs ($0.08 to $0.10 EPS impact)

Power Solutions battery core acquisition costs

Second half

Restructuring benefits

Revenue growth across all businesses

Metals and Interiors operational improvement

Vertical integration/ Lead benefits

5

Automotive Experience—Seating

2013 financial outlook

Sales up approximately 2%

Higher volumes in North America offset by deteriorating conditions in Europe

Continued, but slowing, growth in emerging markets

Margin 4.2%—4.4%

European Production (-) Operational improvements (+)

– Internal quality improvement initiatives

– Manufacturing efficiencies

– Restructuring benefits

Product launches/Program Development

– Significant launch activity

6 NOTE: (+) = positive impact; (-) = negative impact

Automotive Experience—Seating

Mid-term outlook (through 2017)

Market share gains

Backlog growth

Accelerating growth in Asia

Margin target:

Improving to 7%—8%

Annual expansion of 30—40 bps

Vertical integration

Operational improvements

Quoting discipline

7

Automotive Experience – Electronics & Interiors

2013 financial outlook

8

Sales up approximately 2%

Higher volumes in Asia

Europe Electronics lower than 2012

Margin 1.9%—2.1%

Operating leverage (+)

– Program profitability

– Supply base improvements

Operational improvements (+)

– Interiors turnaround in Europe

– Restructuring benefits

– Optimized footprint

Investment in Electronics product development (-)

NOTE: (+) = positive impact; (-) = negative impact

9

Automotive Experience – Electronics & Interiors

Mid-term outlook (through 2017)

Sales growth

Strong backlog to support future business Electronics growth

Margin target:

Improving to 6%—7%

Annual expansion of 60—70 bps Increasing Electronics profitability Interiors operational turnaround

NOTE: (+) = positive impact; (-) = negative impact

Power Solutions

2013 financial outlook

Sales up 10%—12%

Higher volumes across all regions and channels Ramp-up in China

Market share growth

Increasing production of AGM batteries

Margin approx 14.6%—14.8%

Operating leverage (+)

– Significant volume increase

– Improving China profitability

Operational improvements (+)

– Vertical integration

– Manufacturing efficiencies

Lead recovery, investing for growth (-)

* Assumes average lead price of $2,200/MT

10

11

Power Solutions

Mid-term outlook (through 2017)

Annual sales growth 10%—15%

Market share gains

Growth in China and other emerging markets AGM technology

Margin expansion targeted 200 bps

Improved product mix

Manufacturing improvements Vertical integration

Building Efficiency

2013 financial outlook

Sales up 2%—4%

Strong emerging market growth Moderate recovery in Service and Systems NA

Conversion of year-end backlog

Margin 6.4%—6.5%

Operating leverage (+)

– Recovery in our service businesses

Pricing and business model changes (+)

– Energy Solutions

Benefits of restructuring programs (+)

NOTE: (+) = positive impact; (-) = negative impact

12

Building Efficiency

Mid-term outlook (through 2017)

Annual sales growth 8% to 10%

Growth in Energy Solutions Expansion in emerging markets Market share gains Late-cycle market recovery

Annual margin expansion of 50 bps

Continuous improvement and supply chain management Service pricing/ solutions value Business model changes Emerging markets

13

14

* projected

Organic investments

Capital investment

trend

AE

PS

BE

$1.8 B

$1.3 B

$1.4 B

$800 M

FY10

FY11

FY12

FY13P*

Capital allocation

Cash flow deployment

Capital expenditures to increase organic growth M&A to accelerate organic growth Dividend payments

Dividends

Consecutive dividends paid since 1887 Approved payout ratio of 30%

15

Johnson Controls